Victory Funds

Victory CEMP US 500 Volatility Wtd Index Fund

(formerly, Compass EMP U.S. 500 Volatility Weighted Fund)

Supplement dated October 28, 2015

to the Summary Prospectus dated October 28, 2015 (“Prospectus”)

The following information hereby supersedes or supplements information contained in the Prospectus until November 9, 2015 or such later date:

1.              Contact Information: Until November 9, 2015, the phone number to contact the Fund is: 888-944-4367.

2.              New CDSC for Class C Shares. Effective November 9, 2015, the Fund will impose a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares sold within 12 months of purchase. The CDSC will be based on the current value of the shares being sold or their net asset value when purchased, whichever is less.

Please note that no CDSC will be applied to Class C shares of the Fund purchased prior to November 9, 2015 or on Class C shares acquired by reinvestment of dividends or capital gains distributions.

3.              Name Change. Effective November 9, 2015, the Fund will change its name to the Victory CEMP US 500 Volatility Wtd Index Fund from the Compass EMP U.S. 500 Volatility Weighted Fund.

If you wish to obtain more information prior to November 9, 2015,

please call the Victory Funds at 888-944-4367.

If you wish to obtain more information on or after November 9, 2015,

please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.